SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-11230	41-0749934

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7000
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
3rd Amended/Restated Credit Agreement
Master Note Purchase Agreement
1st Amendment to Note Purchase Agreement

ITEM 1.01. Entry into a Material Definitive Agreement.

Revolving Credit Facility

On April 7, 2005 Regis Corporation entered into an amendment and restatement of its existing revolving credit facility with a syndicate of eight banks, including Bank of America, N.A., which served as Administrative Agent, and LaSalle Bank National Association, which served as co-administrative agent and as swing line lender. Among other changes, such amendment and restatement increased the borrowing capacity under the facility from $250 million to $350 million, extended the facility’s expiration date to April of 2010, reduced the spread charged for certain borrowings under the facility, and modified certain financial covenants.

As so amended, the credit agreement includes financial covenants and other customary terms and conditions for credit facilities of this type. The maturity date for the facility may be accelerated upon the occurrence of various Events of Default, including breaches of the credit agreement, certain cross-default situations, certain bankruptcy-related situations, and other customary events of default for a facility of this type. The interest rates under the facility vary and are based on a bank’s reference rate, the federal funds rate and/or LIBOR, as applicable, and a leverage ratio for the Company determined by a formula tied to the Company’s debt and its adjusted income. The Company’s obligations under the credit agreement are currently guaranteed by the following wholly-owned subsidiaries (though a subsidiary may be released in certain circumstances and other subsidiaries may be added in certain circumstances): Supercuts, Inc., Supercuts Corporate Shops, Inc., Regis Corp., Regis, Inc., Trade Secret, Inc., The Barbers, Hairstyling for Men & Women, Inc., and Hair Club for Men, LLC. The foregoing description of the credit agreement and facility does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amended and Restated Credit Agreement, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Private Placement

Also on April 7, 2005, the Company issued $200 million of senior unsecured debt to approximately twenty purchasers via a private placement transaction pursuant to a Master Note Purchase Agreement. The placement was split into four tranches, with $100 million maturing March 31, 2013 and $100 million maturing March 31, 2015. Of the debt maturing in 2013, $30 million was issued as fixed rate debt with a rate of 4.97%. The remaining $70 million was issued as floating rate debt and is priced at 0.52% over LIBOR. As for the $100 million maturing in 2015, $70 million was issued at a fixed rate of 5.20%, with the remaining $30 million issued as floating rate debt, priced at 0.55% over LIBOR. All four tranches are non-amortizing and no principle payments are due until maturity. Interest payments are due semi-annually.

The Master Note Purchase Agreement includes financial covenants and other customary terms and conditions for debt of this type. The maturity date for the debt may be accelerated upon the occurrence of various Events of Default, including breaches of the agreement, certain cross-default situations, certain bankruptcy-related situations, and other customary events of default for debt of this type. The Company’s obligations with respect to this debt are currently guaranteed by the following wholly-owned subsidiaries (though a subsidiary may be released in certain circumstances and other subsidiaries may be added in certain circumstances): Supercuts, Inc., Supercuts Corporate Shops, Inc., Regis Corp., Regis, Inc., Trade Secret, Inc., The Barbers, Hairstyling for Men & Women, Inc., and Hair Club for Men, LLC. The foregoing description of the Master Note Purchase Agreement and debt does not purport to be complete and is qualified in its entirety by reference to the complete text of the Master Note Purchase Agreement, which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Amendment to existing Note Purchase Agreement

In anticipation of its new Master Note Purchase Agreement, the Company entered into a First Amendment to Note Purchase Agreement with respect to an existing Note Purchase Agreement dated as of March 1, 2002 (filed as Exhibit 10(aa) of the Company’s Report on Form 10-K dated September 24, 2002, for the year ended June 30, 2002). The Company closed on the amendment on April 7, 2005. The amendment modified certain financial covenants so that they would be more consistent with the financial covenants in the new Master Note Purchase Agreement. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment to Note Purchase Agreement, which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See description of the Private Placement debt in Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT
NUMBER
99.1	Third Amended and Restated Credit Agreement dated as of April 7, 2005 among Regis Corporation, Bank of America, N.A., as Administrative Agent, LaSalle Bank National Association, as Co-Administrative Agent and Co-Arranger and as Swing-Line Lender, J.P. Morgan Chase Bank, N.A., as Syndication Agent, Wachovia Bank, National Association, as Documentation Agent and the Other Financial Institutions Party Hereto Banc of America Securities LLC as Co-Arranger and Sole Book Manager.

99.2	Master Note Purchase Agreement dated as of March 15, 2005.

99.3	First Amendment to Note Purchase Agreement dated as of March 1, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	REGIS	CORPORATION

Dated: April 12, 2005	By:	/s/ Eric Bakken

Name: Eric Bakken, Title: Secretary

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EXHIBIT INDEX

EXHIBIT
NUMBER
99.1	Third Amended and Restated Credit Agreement dated as of April 7, 2005 among Regis Corporation, Bank of America, N.A., as Administrative Agent, LaSalle Bank National Association, as Co-Administrative Agent and Co-Arranger and as Swing-Line Lender, J.P. Morgan Chase Bank, N.A., as Syndication Agent, Wachovia Bank, National Association, as Documentation Agent and the Other Financial Institutions Party Hereto Banc of America Securities LLC as Co-Arranger and Sole Book Manager.

99.2	Master Note Purchase Agreement dated as of March 15, 2005.

99.3	First Amendment to Note Purchase Agreement dated as of March 1, 2005.

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